Goodwill and Intangible Assets	12 Months Ended
Dec. 31, 2013
Goodwill and Intangible Assets Disclosure [Abstract]
Goodwill and Intangible Assets
Goodwill and Intangible Assets
The following sets forth the intangible assets by major asset class as of December 31, 2013 and 2012:

		2013		2012
(in thousands)	Weighted Average Life	Gross Carrying Amount	Accumulated Amortization	Gross Carrying Amount	Accumulated Amortization
Amortized Intangible Assets:
Patent and license rights	12.2	$326,614	$(168,637)	$304,380	$(134,688)
Developed technology	10.4	692,727	(310,842)	678,888	(270,575)
Customer base, trademarks, and non-compete agreements	10.6	392,431	(150,657)	391,388	(126,743)
	11.1	$1,411,772	$(630,136)	$1,374,656	$(532,006)
Unamortized Intangible Assets:
In-process research and development		$8,769		$11,222
Goodwill		1,855,691		1,759,898
		$1,864,460		$1,771,120

The changes in intangible assets for the years ended December 31, 2013 and 2012 are as follows:

(in thousands)	Intangibles	Goodwill
BALANCE AT DECEMBER 31, 2011	$819,487	1,733,722
Additions	14,469	—
Purchase adjustments	—	(70,034)
Acquisitions	139,759	82,599
Amortization	(133,114)	—
Impairment losses	(1,968)	—
Foreign currency translation adjustments	15,239	13,611
BALANCE AT DECEMBER 31, 2012	$853,872	$1,759,898
Additions	17,296	—
Acquisitions	72,448	119,185
Amortization	(126,883)	—
Impairment losses	(19,696)	—
Foreign currency translation adjustments	(6,632)	(23,392)
BALANCE AT DECEMBER 31, 2013	$790,405	$1,855,691

Amortization expense on intangible assets totaled approximately $$126.9 million, $133.1 million and $110.4 million, respectively, for the years ended December 31, 2013, 2012 and 2011.
In connection with the restructuring discussed more fully in Note 6, impairment charges of $19.7 million, $2.0 million and $40.3 million related to discontinued projects were recorded in December 31, 2013, 2012 and 2011, respectively. Cash paid for purchases of intangible assets during the years ended December 31, 2013 and 2012 totaled $34.2 million and $26.1 million, respectively of which $16.9 million and $11.6 million is included in other long-term assets in the consolidated balance sheet.
The changes in the carrying amount of goodwill during the year ended December 31, 2013 resulted from the 2013 acquisitions and foreign currency translation. During 2012, changes in goodwill resulted primarily from 2012 acquisitions, purchase price adjustments primarily related to the 2011 acquisitions, including changes in the fair value of contingent consideration as discussed in Note 14, and foreign currency translation. Accumulated goodwill impairment totaled $1.6 million as of December 31, 2013 and 2012.

The estimated fair values of acquired in-process research and development projects which have not reached technological feasibility at the date of acquisition are capitalized and subsequently tested for impairment through completion of the development process, at which point the capitalized amounts are amortized over their estimated useful life. If a project is abandoned rather than completed, all capitalized amounts are written-off immediately. During 2013, a development project was completed and $4.5 million of in-process research and development costs were reclassified into developed technology and $2.1 million was added from the Ingenuity acquisition. The amortization of the remaining in-process research and development is expected to begin during 2014 as the projects are completed.
Amortization of intangibles for the next five years is expected to be approximately:

(in thousands)	Amortization
Years ended December 31:
2014	$135,729
2015	$135,502
2016	$129,753
2017	$114,718
2018	$92,700